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                                                                   EXHIBIT 10.38


                     SECOND AMENDMENT TO LEASE AGREEMENT

     This Second Amendment to Lease Agreement (the "Second Amendment") is entered into effective as of January 20, 1994 between Beni Toledano and Jacqueline G. Toledano (collectively, the "Landlord") and House of Blues New Orleans Restaurant Corp. (the "Tenant"), formerly known as House of Blues Partnership Management Corporation.

                                 INTRODUCTION

     A. Beni Toledano, as landlord, and House of Blues Partnership Management Corporation, as tenant, entered into that certain Lease Agreement (the "Lease") dated October 15, 1992 and effective October 14, 1992, and pertaining to a portion of the property located at 215-225 Decatur Street in New Orleans, Louisiana.

     B. The Lease has been amended by that certain Amendment to Lease Agreement (the "First Amendment") dated and effective as of December 20, 1993.

     In consideration of the terms of this Second Amendment, Landlord and Tenant do hereby further amend the Lease as follows:

                                   AMENDMENT

     1. Waiver by Landlord. Section 14 of the First Amendment obligates Tenant
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to obtain a division of the Werlein's Lease into two leases. Tenant has made a good faith effort to obtain the requested division, but the owners of the Werlein's Building have refused to grant it. Accordingly, Landlord hereby waives the requirements of Section 14 of the First Amendment, and Section 14 is hereby deleted.
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     2.  Werlein's Building - Option to Become Assignee. As a result of the
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waiver by Landlord of the requirements of Section 14 of the First Amendment,
Section 15 of the First Amendment is hereby amended in its entirety to read as follows:

     "Tenant does hereby irrevocably grant to Landlord the option to become the assignee of the Werlein's Lease. Landlord shall only have the right to exercise this option upon the occurrence of one of the following events:
     (a) termination of the Lease; or (b) default by Tenant under the Werlein's Lease, which default is not cured by Tenant five (5) working days before expiration of the cure period. In the event of an occurrence of one of these events, Landlord may exercise its option by providing a written exercise notice to Tenant and to the owners of the Werlein's Building. The exercise notice must given no later than (i) if the Lease is terminated, 60 days after the termination of the Lease, or (ii) before the termination of the Werlein's Lease if there is an uncured default thereunder. Upon the exercise of this option and without any further action, Landlord shall become the assignee of the Werlein's Lease. This option shall survive the termination of the Lease."

     3. Werlein's Building - HVAC Pad. As a result of the waiver by Landlord of
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the requirements of Section 14 of the First Amendment, Section 13 of the First
Amendment is hereby amended in its entirety to read as follows:

     "Landlord and Tenant intend to locate on the roof of the Werlein's Building their respective HVAC equipment for the Building. Landlord and Tenant have approved this arrangement subject to the following conditions.

     The HVAC equipment for the Demised Premises ("Tenant's HVAC Equipment") shall be located on the roof of the Werlein's Building. Tenant shall be obligated to maintain and repair Tenant's HVAC Equipment in accordance with the maintenance and repair obligations of Section 9 of the Lease as if the equipment were located on the Demised Premises.

     Upon the earliest to occur of (a) the termination of the Lease, (b) the termination of the Werlein's Lease, or (c) the exercise of Landlord's option under Section 15 of the First Amendment, as


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     amended by this Second Amendment, to become the assignee of the Werlein's
     Lease, Tenant's HVAC Equipment shall without further action become the property of Landlord without compensation to Tenant.

     As a result of the location of Tenant's HVAC Equipment on the roof of the Werlein's Building, the Roof Pad will no longer be needed by Tenant. Accordingly, the first sentence of Section 1.2 of the Lease is herby amended to read as follows:

            The "Demised Premises" consists of (a) all of the first two floors of the Building, including mezzanine areas located therein, but excluding the area to be occupied by the street elevator and street lobby and identified as the "Excluded Area" on sheet 1 of the plans attached as Exhibit B to the Lease, and (b) the portion of the Land consisting of the existing alley on the north side of the Building and the currently unimproved area in the rear of the Building.

     At no charge to Landlord, Landlord shall have the right to install and maintain on the roof of the Werlein's Building the HVAC equipment for the remainder of the Building outside of the Demised Premises ("Landlord's HVAC Equipment"). Tenant shall provide, or shall cause to be provided by the owner of the Werlein's Building (other than Landlord), these rights to Landlord for the entire term of the Lease. Tenant shall have the right to review and approve Landlord's plans for Landlord's HVAC Equipment on the roof of the Werlein's Building, which approval shall not be unreasonably withheld. The installation, maintenance and repair of Landlord's HVAC Equipment on the roof of the Werlein's Building shall be performed by or on behalf of Landlord at Landlord's expense.

     If Tenant (or any other person or entity other than Landlord to which the option to purchase the Werlein's Building is assigned) becomes the owner of the Werlein's Building, Tenant shall grant, or shall cause to be granted, to Landlord a lease of the roof of the Werlein's Building (the "Werlein's Roof Lease"). The Werlein's Roof Lease shall grant to Landlord the right to install, maintain and repair Landlord's HVAC Equipment on the roof of the Werlein's Building. The Werlein's Roof Lease shall be executed as soon as possible after the acquisition of the Werlein's Building by Tenant or an affiliate of Tenant. The term of the Werlein's

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     Roof Lease shall begin if and only if the Lease terminates before the expiration of its term. If the Lease continues until the expiration of its term, the Werlein's Roof Lease shall terminate without ever having begun. If the Lease terminates before the expiration of its term, the term of the Werlein's Roof Lease shall begin on the date of the termination of the Lease and shall continue until October 13, 2027 (the scheduled expiration date). The rent shall be $500.00 per year beginning if and when the term of the Werlein's Roof Lease begins. The tenant under the Werlein's Roof Lease shall have the continuing option to terminate the Werlein's Roof Lease by forfeiting any prepaid rent. Furthermore, the tenant under the Werlein's Roof Lease shall not be responsible for any maintenance or repairs of the Werlein's Building (other than maintenance and repairs of Landlord's HVAC Equipment) and shall not be responsible for any portion of the taxes, insurance and maintenance of the land, buildings or any portion thereof."

     4. Miscellaneous. The parties hereby confirm and ratify the Lease, as
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amended by the First Amendment and this Second Amendment. Except as otherwise amended by the First Amendment and this Second Amendment, the Lease shall remain in full force and effect. Terms that are not otherwise defined in this Second Amendment shall have the meaning ascribed to them in the Lease and the First Amendment.

WITNESSES:                                LANDLORD:

/s/ Peggy Field                           /s/ Beni B. Toledano
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                                          Beni B. Toledano
[SIGNATURE ILLEGIBLE]
------------------------------            /s/ Jacqueline G. Toledano
                                          ---------------------------------
/s/ Peggy Field                           Jacqueline G. Toledano
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                                          TENANT:
[SIGNATURE ILLEGIBLE]                     HOUSE OF BLUES NEW ORLEANS
------------------------------            RESTAURANT CORP.


[SIGNATURE ILLEGIBLE]                     By: /s/ Isaac Tigrett, President
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                                          Isaac Tigrett, President
[SIGNATURE ILLEGIBLE]
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